MUNIYIELD
PENNSYLVANIA
INSURED FUND



FUND LOGO



Annual Report
October 31, 2000



MuniYield Pennsylvania Insured Fund seeks to provide shareholders with as high a level of current income exempt from Federal and Pennsylvania income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term insured municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal and Pennsylvania income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniYield Pennsylvania Insured Fund for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Shares by issuing Preferred Shares to provide the Common Shareholders with a potentially higher rate of return. Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in the short-term dividend rates of the Preferred Shares may affect the yield to Common Shareholders. Statements and other information herein are as dated and are subject to change.


MuniYield Pennsylvania
Insured Fund
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



MUNIYIELD PENNSYLVANIA INSURED FUND


The Benefits and
Risks of
Leveraging


MuniYield Pennsylvania Insured Fund utilizes leveraging to seek to enhance the yield and net asset value of its Common Shares. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Shares, which pay dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Shares. However, in order to benefit Common Shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Share capitalization of $100 million and the issuance of Preferred Shares for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Shares based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Shares.

In this case, the dividends paid to Preferred Shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Shares will be reduced or eliminated completely. At the same time, the market value of the fund's Common Shares (that is, their price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Shares' net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Shares does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Shares may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.


MuniYield Pennsylvania Insured Fund, October 31, 2000


DEAR SHAREHOLDER

For the year ended October 31, 2000, the Common Shares of MuniYield Pennsylvania Insured Fund earned $0.797 per share income dividends, which included earned and unpaid dividends of $0.065. This represents a net annualized yield of 5.63%, based on a month-end net asset value of $14.16 per share. During the same period, the total investment return on the Fund's Common Shares was +11.06%, based on a change in per share net asset value from $13.62 to $14.16, and assuming reinvestment of $0.801 per share income dividends.

For the six-month period ended October 31, 2000, the total investment return on the Fund's Common Shares was +8.01%, based on a change in per share net asset value from $13.54 to $14.16, and assuming reinvestment of $0.397 per share income dividends.

For the six-month period ended October 31, 2000, the Fund's Auction Market Preferred Shares had an average yield of 4.05% for Series A and 4.39% for Series B.


The Municipal Market Environment
During the six months ended October 31, 2000, long-term US Treasury bond yields generally drifted lower. A number of economic indicators, particularly employment, new home sales and consumer spending, have suggested that US economic growth, while still strong, has moderated from 1999's robust levels. Preliminary estimates for third-quarter 2000 US gross domestic product growth were recently released at 2.7%, well below the first-quarter 2000 rate of 4.8% and the second-quarter 2000 rate of 5.6%. This decline in economic growth suggests to some analysts that the Federal Reserve Board has finished raising interest rates for its current interest rate cycle. The Federal Reserve Board increased short-term interest rates at its May meeting and has since kept monetary policy steady at its subsequent meetings. Given the potential for stable short-term interest rates in the coming months, investor emphasis focused on the continuing US Treasury debt reduction program and forecasts of sizeable Federal budgetary surpluses going forward. Many investors have concluded that there will be a significant future shortage of longer-dated maturity US Treasury securities. By late August, US Treasury bond yields declined 30 basis points (0.30%) to 5.66%, their lowest level in more than a year.

However, for the remainder of the period, bond yields were unable to maintain their earlier gains. Rising oil prices were the major focus behind the decline in bond prices, as many investors feared that higher oil prices would result in increased inflationary pressures. Additionally, US corporations issued large amounts of taxable debt in order to take advantage of the current low interest rate environment. During the last three months, US corporations issued more than $100 billion in investmentgrade securities, offering yields in the 7.25% - 9% range. Many investors found these taxable issues an attractive and more plentiful alternative to US Treasury bonds. As the demand for US Treasury issues weakened, US bond yields rose. Although US Treasury bond yields rose to 5.78% by the end of October 2000, overall they declined almost 20 basis points during the last six months.

The six-month period ended October 31, 2000 was one of the few periods in recent years in which the tax-exempt bond market outperformed its taxable counterpart, the US Treasury bond market. While municipal bond yields followed the similar seesaw pattern of Treasury bond yields, tax-exempt bond price volatility was significantly reduced. Municipal bond yields traded in a relatively narrow range during much of October 2000. Overall investor demand for municipal bonds remained strong, allowing tax-exempt bond yields, as measured by the Bond Buyer Revenue Bond Index, to decline 30 basis points to end the period at 5.75%.

In the past three months, new long-term municipal bond issuance has continued to decline, albeit at a slower rate than earlier this year. During this period, more than $53 billion in new long-term municipal bonds was issued, a decline of 3% compared to the same three-month period in 1999. During the last six months, more than $105 billion in tax-exempt bonds was underwritten, a decline of 8% compared to the same six-month period in 1999. Just under $200 billion in new municipal securities was marketed during the past year, a decline of more than 16% compared to the same 12-month period in 1999.

The demand for municipal bonds came from a number of non-traditional and conventional sources. Derivative/arbitrage programs and insurance companies remained the dominant institutional buyers, while individual retail purchases also remained strong. Traditional, open-end tax-exempt mutual funds have continued to see significant disintermediation. It was recently reported that thus far during the 2000 calendar year, long-term municipal bond mutual funds experienced net cash outflows of more than $15 billion. Fortunately, the combination of reduced new bond issuance and ongoing demand from non-traditional sources has been able to more than offset the decline in demand from tax-exempt mutual funds. This favorable balance has fostered a significant decline in municipal bond yields in recent months.

Currently, there is no reason to expectthat the positive technical position of the municipal bond market will significantly deteriorate. The steeply positive yield curve and the relatively high credit quality that the tax-exempt bond market offers should continue to attract different classes of institutional buyers. Strong state and local governmental financial conditions also suggest that issuance should remain manageable into next year.

However, the results of the presidential election may affect the tax-exempt bond market. Various tax and spending programs proposed by both candidates have obvious implications for state and local governments as well as corporate and individual taxpayers. Political history has shown that the enactment of campaign promises, both Republican and Democratic, has very often been a long, laborious process. This suggests that during the next few months, US economic factors will most likely have a greater effect on bond yields than political considerations.


Portfolio Strategy
At the beginning of the six-month period ended October 31, 2000, we continued to gradually restructure the Fund to have a more neutral duration in an effort to temper portfolio volatility. In doing so, our focus was to increase coupon income with the purchase of current and premium-couponed issues in the 15-year - 20-year maturity range. We initially maintained this position into the period, but because of market appreciation, the duration of the Fund was reduced below what we considered neutral. Also, because of reduced new issuance, we believed that it would be prudent to return duration to a slightly higher level. We focused on maintaining and/or increasing the amount of earned tax-exempt income, in part to offset the heightened level of short-term interest rates experienced by our leveraged portfolio. Despite the Fund's increased cost of borrowing, the leveraging of the portfolio remains an important income-generating vehicle for the Fund. (For a complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)

Looking ahead, we anticipate that we will maintain our current fully invested position in an effort to enhance shareholder income. We believe that any increase in duration will likely generate an incremental yield to shareholders with a limited associated increase in price volatility.


In Conclusion
We thank you for your support of the MuniYield Pennsylvania Insured Fund, and we look forward to serving your investment needs in the months and years ahead.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Trustee



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(William R. Bock)
William R. Bock
Vice President and Portfolio Manager
November 28, 2000



MuniYield Pennsylvania Insured Fund, October 31, 2000

SCHEDULE OF INVESTMENTS                                                                             (in Thousands)
                       S&P     Moody's    Face
STATE                  Ratings Ratings    Amount Issue                                                         Value
Pennsylvania--98.2%    NR*     Aaa     $ 2,500   Allegheny County, Pennsylvania, COP, 5% due
                                                 12/01/2019 (a)                                                $  2,324

                                                 Allegheny County, Pennsylvania, Hospital Development
                                                 Authority Revenue Bonds:
                       AAA     Aaa       2,000     (Allegheny General Hospital Project), Series A,
                                                   6.25% due 9/01/2020 (g)                                        2,183
                       NR*     VMIG1++   1,330     (Presbyterian University Hospital), ACES, Series
                                                   B-3, 4.40% due 3/01/2018 (j)                                   1,330
                       NR*     A2        3,000     (South Hills Health System), Series A, 6.50% due
                                                   5/01/2014                                                      3,039

                       BBB     Baa1      3,100   Allegheny County, Pennsylvania, IDA, Environmental
                                                 Improvement Revenue Refunding Bonds (USX Project),
                                                 6% due 1/15/2014                                                 3,004

                       AAA     Aaa       6,000   Allegheny County, Pennsylvania, Port Authority, Special
                                                 Transportation Revenue Bonds, 6% due 3/01/2024 (g)               6,238

                                                 Allegheny County, Pennsylvania, Sanitation Authority,
                                                 Sewer Revenue Bonds (g):
                       AAA     Aaa       3,660     5.75% due 12/01/2018                                           3,779
                       AAA     Aaa      10,000     5.375% due 12/01/2024                                          9,717
                       AAA     Aaa       8,000     5.50% due 12/01/2024                                           7,905

                       AAA     Aaa       2,550   Berks County, Pennsylvania, GO, Refunding, 5.85%
                                                 due 11/15/2018 (c)                                               2,596

                       AAA     Aaa       1,500   Boyertown, Pennsylvania, School District, GO,
                                                 Refunding, 6.10% due 9/01/2002 (a)(h)                            1,544

                       AAA     Aaa       1,000   Bucks County, Pennsylvania, IDA, Revenue Refunding
                                                 Bonds (Grand View Hospital), Series A, 5.25% due 7/01/2021 (a)     945

                       NR*     Aaa       4,500   Bucks County, Pennsylvania, Water and Sewer Authority,
                                                 Revenue Refunding Bonds (Neshaminy Interceptor Sewer System),
                                                 5.60% due 6/01/2024 (a)                                          4,503

                       AAA     Aaa       2,000   Delaware County, Pennsylvania, IDA, PCR, Refunding
                                                 (Philadelphia Electric Company Project), Series A,
                                                 7.375% due 4/01/2021 (a)                                         2,059

                       AAA     Aaa       4,000   Gettysburg, Pennsylvania, Municipal Authority, College
                                                 Revenue Refunding Bonds, 5% due 8/15/2023 (g)                    3,670

                       AAA     Aaa       3,280   Johnstown, Pennsylvania, GO, Refunding, 6.45% due
                                                 10/01/2019 (c)                                                   3,469

                       AAA     Aaa       7,000   Lehigh County, Pennsylvania, General Purpose Authority
                                                 Revenue Bonds (Saint Luke's Hospital--Bethlehem),
                                                 6.25% due 7/01/2022 (a)                                          7,139

                       AAA     Aaa      10,750   Lehigh County, Pennsylvania, IDA, PCR, Refunding
                                                 (Pennsylvania Power and Light Company Project),
                                                 Series A, 6.40% due 11/01/2021 (g)                              11,247

                       AAA     Aaa       4,570   Lower Providence Township, Pennsylvania, Sewer Authority,
                                                 Sewer Revenue Refunding Bonds, 5.25% due 5/01/2022 (g)           4,371

                       A       A3        1,500   Luzerne County, Pennsylvania, IDA, Exempt Facilities
                                                 Revenue Bonds (Pennsylvania Gas and Water Company Project),
                                                 AMT, Series B, 7.125% due 12/01/2022                             1,583

                                                 Luzerne County, Pennsylvania, IDA, Exempt Facilities
                                                 Revenue Refunding Bonds (Pennsylvania Gas and Water
                                                 Company Project), AMT, Series A:
                       A       A3        2,500     7.20% due 10/01/2017                                           2,635
                       AAA     Aaa       5,000     7% due 12/01/2017 (a)                                          5,385

                       AAA     Aaa       1,000   Northeastern Pennsylvania, Hospital and Education
                                                 Authority, College Revenue Bonds (Luzerne County Community
                                                 College), 6.625% due 2/15/2005 (a)(h)                            1,078

                       AAA     Aaa       2,000   Northeastern Pennsylvania, Hospital and Education
                                                 Authority, Health Care Revenue Bonds (Wyoming Valley
                                                 Health Care), Series A, 5.25% due 1/01/2026 (a)                  1,860

                       AAA     AAA       4,000   Norwin, Pennsylvania, School District, GO, 6% due
                                                 4/01/2024 (c)                                                    4,166

                       BBB     Baa2      6,500   Pennsylvania Economic Development Financing Authority,
                                                 Wastewater Treatment Revenue Bonds (Sun Company
                                                 Inc.--R & M Project), AMT, Series A, 7.60%
                                                 due 12/01/2024                                                   6,801

                       AA+     Aa2       2,000   Pennsylvania HFA, Revenue Bonds, RIB, AMT,
                                                 7.553% due 4/01/2025 (i)                                         2,023

                       AAA     Aaa       4,000   Pennsylvania HFA, Revenue Refunding Bonds
                                                 (Rental Housing), 6.50% due 7/01/2023 (e)                        4,138

                                                 Pennsylvania HFA, S/F Mortgage Revenue Bonds, AMT:
                       AA+     Aa2       2,630     Series 34B, 7% due 4/01/2024 (d)                               2,723
                       AA+     Aa2       8,000     Series 70A, 5.80% due 10/01/2021                               7,959

                                                 Pennsylvania HFA, S/F Mortgage Revenue
                                                 Refunding Bonds, AMT:
                       AA+     Aa2       2,500     Series 39B, 6.875% due 10/01/2024                              2,616
                       AA+     Aa2       2,965     Series 41B, 6.65% due 4/01/2025                                3,043
                       AA+     Aa2       2,720     Series 60A, 5.85% due 10/01/2027                               2,627

                       AAA     Aaa       6,900   Pennsylvania Intergovernmental Co-Op Authority,
                                                 Special Tax Revenue Refunding Bonds (Philadelphia
                                                 Funding Program), 5% due 6/15/2021 (c)                           6,375

                                                 Pennsylvania State, GO:
                       AAA     Aaa      11,000     Second Series, 5.75% due 10/01/2019 (g)                       11,314
                       AAA     Aaa       4,000     Third Series, 5% due 12/01/2018 (c)                            3,768

                                                 Pennsylvania State, GO, Refunding, First Series:
                       AA      Aa2       7,605     6% due 1/15/2011                                               8,308
                       AAA     Aaa       5,770     6% due 1/15/2017 (g)                                           6,131

                       AAA     Aaa       6,000   Pennsylvania State Higher Education Assistance
                                                 Agency, Student Loan Revenue Bonds, AMT, Series C,
                                                 7.15% due 9/01/2021 (a)                                          6,463

                       AAA     Aaa       1,690   Pennsylvania State Higher Educational Facilities
                                                 Authority, College and University Revenue Bonds (Marywood
                                                 University Project), 5.50% due 6/01/2018 (g)                     1,691

                       AAA     Aaa       1,255   Pennsylvania State Higher Educational Facilities Authority,
                                                 College and University Revenue Refunding Bonds (Duquesne
                                                 University), Series A, 6.75% due 4/01/2020 (g)                   1,265

                                                 Pennsylvania State Higher Educational Facilities
                                                 Authority, Revenue Refunding Bonds:
                       A1+     NR*         200     (Carnegie Mellon University), VRDN, Series A,
                                                   4.60% due 11/01/2025 (j)                                         200
                       A1+     NR*         300     (Carnegie Mellon University), VRDN, Series B,
                                                   4.60% due 11/01/2027 (j)                                         300
                       A1+     NR*         200     (Carnegie Mellon University), VRDN, Series D,
                                                   4.60% due 11/01/2030 (j)                                         200
                       AA      NR*       1,400     (Philadelphia University), 6% due 6/01/2029                    1,410
                       AAA     Aaa       2,000     (Temple University), First Series, 5% due 4/01/2019 (g)        1,869

                       AAA     Aaa       4,000   Pennsylvania State Turnpike Commission, Oil Franchise
                                                 Tax Revenue Refunding Bonds, Senior Series A,
                                                 5% due 12/01/2023 (a)                                            3,672

                       AAA     Aaa       6,300   Philadelphia, Pennsylvania, Authority for
                                                 Industrial Development, Airport Revenue
                                                 Bonds (Philadelphia Airport System Project),
                                                 AMT, Series A, 5.125% due 7/01/2028 (c)                          5,670

                       AAA     Aaa       9,125   Philadelphia, Pennsylvania, Authority for Industrial
                                                 Development, Lease Revenue Bonds (City of Philadelphia
                                                 Project), Series A, 5.375% due 2/15/2027 (g)                     8,769

Portfolio
Abbreviations


To simplify the listings of MuniYield Pennsylvania Insured Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

ACES SM   Adjustable Convertible
          Extendible Securities
AMT       Alternative Minimum Tax
          (subject to)
COP       Certificates of Participation
GO        General Obligation Bonds
HFA       Housing Finance Agency
IDA       Industrial Development Authority
PCR       Pollution Control Revenue Bonds
RIB       Residual Interest Bonds
S/F       Single-Family
VRDN      Variable Rate Demand Notes


MuniYield Pennsylvania Insured Fund, October 31, 2000

SCHEDULE OF INVESTMENTS (concluded)                                                                 (in Thousands)
                       S&P     Moody's     Face
STATE                  Ratings Ratings    Amount Issue                                                         Value
Pennsylvania           AAA     NR*     $ 3,000   Philadelphia, Pennsylvania, Hospitals and Higher Education
(concluded)                                      Facilities Authority, Hospital Revenue Refunding Bonds
                                                 (Presbyterian Medical Center), 6.65% due 12/01/2019 (b)       $  3,414

                                                 Philadelphia, Pennsylvania, Parking Authority, Airport
                                                 Parking Revenue Bonds (f):
                       AAA     Aaa       2,000     5.625% due 9/01/2015                                           2,068
                       AAA     Aaa       6,250     5.25% due 9/01/2022                                            5,991

                       AAA     Aaa       5,500   Philadelphia, Pennsylvania, Parking Authority, Parking
                                                 Revenue Refunding Bonds, 5% due 2/01/2027 (a)                    4,978

                       AAA     Aaa       7,000   Philadelphia, Pennsylvania, School District, GO,
                                                 Series B, 5.375% due 4/01/2027 (a)                               6,763

                       AAA     Aaa       1,050   Pittsburgh and Allegheny Counties, Pennsylvania,
                                                 Public Auditorium Revenue Bonds (Regional Asset
                                                 District Sales Tax), 5% due 2/01/2024 (a)                          965

                       AAA     Aaa       3,070   Pittsburgh, Pennsylvania, GO, Series A, 5.65% due
                                                 9/01/2017 (c)                                                    3,138

                                                 Pittsburgh, Pennsylvania, Public Parking Authority,
                                                 Parking Revenue Bonds (a):
                       AAA     Aaa       1,460     5.80% due 12/01/2017                                           1,509
                       AAA     Aaa       1,525     5.85% due 12/01/2018                                           1,574

                       A1+     NR*         450   Schuylkill County, Pennsylvania, IDA, Resource
                                                 Recovery Revenue Refunding Bonds (Northeastern Power
                                                 Company), VRDN, Series A, 4.55% due 12/01/2022 (j)                 450

                       A-      NR*       2,520   Scranton-Lackawanna, Pennsylvania, Health and Welfare
                                                 Authority, Revenue Refunding Bonds (University of
                                                 Scranton Project), Series B, 6.50% due 3/01/2015                 2,615

                                                 Southeastern Pennsylvania Transportation Authority,
                                                 Special Revenue Bonds (c):
                       AAA     Aaa       4,500     5.375% due 3/01/2017                                           4,501
                       AAA     Aaa       2,525     5.375% due 3/01/2022                                           2,467

                       AA+     Aaa       3,985   Swarthmore Borough Authority, Pennsylvania, College
                                                 Revenue Refunding Bonds, 6% due 9/15/2020                        4,064

                       AAA     Aaa       3,500   Washington County, Pennsylvania, Capital Funding
                                                 Authority Revenue Bonds (Capital Projects and
                                                 Equipment Program), 6.15% due 12/01/2029 (a)                     3,796

Puerto Rico--0.4%      A       Baa1      1,000   Puerto Rico Commonwealth Highway and Transportation
                                                 Authority, Transportation Revenue Bonds, Series B,
                                                 6% due 7/01/2026                                                 1,029

                       Total Investments (Cost--$238,895)--98.6%                                                246,426

                       Other Assets Less Liabilities--1.4%                                                        3,426
                                                                                                               --------
                       Net Assets--100.0%                                                                      $249,852
                                                                                                               ========


(a)AMBAC Insured.
(b)Escrowed to maturity.
(c)FGIC Insured.
(d)FHA Insured.
(e)FNMA Collateralized.
(f)FSA Insured.
(g)MBIA Insured.
(h)Prerefunded.
(i)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 2000.
(j)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 2000.
*Not Rated.
++Highest short-term rating by Moody's Investors Service, Inc.
Ratings of issues shown have not been audited by Deloitte & Touche LLP.


See Notes to Financial Statements.


Quality Profile
(unaudited)

The quality ratings of securities in the Fund as of October 31, 2000 were as follows:

                                        Percent of
S&P Rating/Moody's Rating               Net Assets

AAA/Aaa                                    77.0%
AA/Aa                                      12.3
A/A                                         4.4
BBB/Baa                                     3.9
Other++                                     1.0


++Temporary investments in short-term municipal securities.


STATEMENT OF ASSETS, LIABILITIES AND CAPITAL
                    As of October 31, 2000
Assets:             Investments, at value (identified cost--$238,894,565)                                   $246,426,215
                    Cash                                                                                          22,961
                    Interest receivable                                                                        3,765,795
                    Prepaid expenses and other assets                                                             41,228
                                                                                                            ------------
                    Total assets                                                                             250,256,199
                                                                                                            ------------
Liabilities:        Payables:
                      Dividends to shareholders                                              $  180,914
                      Investment adviser                                                        101,731          282,645
                                                                                           ------------
                    Accrued expenses                                                                             121,449
                                                                                                            ------------
                    Total liabilities                                                                            404,094
                                                                                                            ------------

Net Assets:         Net assets                                                                              $249,852,105
                                                                                                            ============

Capital:            Capital Shares (unlimited number of shares authorized):
                      Preferred Shares, par value $.05 per share (3,520 shares
                      of AMPS* issued and outstanding at $25,000
                      per share liquidation preference)                                                     $ 88,000,000
                      Common Shares, par value $.10 per share (11,434,032
                    shares issued and outstanding)                                         $  1,143,403
                    Paid-in capital in excess of par                                        170,030,716
                    Undistributed investment income--net                                      1,261,361
                    Accumulated realized capital losses on investments--net                (16,774,770)
                    Accumulated distributions in excess of realized capital
                    gains on investments--net                                               (1,340,255)
                    Unrealized appreciation on investments--net                               7,531,650
                                                                                           ------------
                    Total--Equivalent to $14.16 net asset value per
                    Common Share (market price--$11.75)                                                      161,852,105
                                                                                                            ------------
                    Total capital                                                                           $249,852,105
                                                                                                            ============

                    *Auction Market Preferred Shares.

                    See Notes to Financial Statements.



MuniYield Pennsylvania Insured Fund, October 31, 2000

STATEMENT OF OPERATIONS
                    For the Year Ended October 31, 2000
Investment          Interest and amortization of premium and discount earned                                $ 12,351,908
Income:

Expenses:           Investment advisory fees                                               $  1,057,508
                    Reorganization expenses                                                     388,067
                    Commission fees                                                             193,123
                    Transfer agent fees                                                         113,086
                    Professional fees                                                            75,886
                    Accounting services                                                          46,772
                    Printing and shareholder reports                                             41,597
                    Trustees' fees and expenses                                                  33,032
                    Custodian fees                                                               13,161
                    Listing fees                                                                 10,251
                    Pricing fees                                                                  6,150
                    Other                                                                        17,482
                                                                                           ------------
                    Total expenses                                                                             1,996,115
                                                                                                            ------------
                    Investment income--net                                                                    10,355,793
                                                                                                            ------------

Realized &          Realized loss on investments--net                                                        (7,084,167)
Unrealized          Change in unrealized appreciation/depreciation on investments--net                        16,283,097
Gain (Loss) on                                                                                              ------------
Investments--Net:   Net Increase in Net Assets Resulting from Operations                                    $ 19,554,723
                                                                                                            ============


                    See Notes to Financial Statements.


STATEMENTS OF CHANGES IN NET ASSETS
                                                                                                     For the
                                                                                                    Year Ended
                                                                                                    October 31,
                    Increase (Decrease) in Net Assets:                                         2000             1999
Operations:         Investment income--net                                                 $ 10,355,793     $  6,162,649
                    Realized loss on investments--net                                       (7,084,167)        (247,464)
                    Change in unrealized appreciation/depreciation on
                    investments--net                                                         16,283,097     (10,834,889)
                                                                                           ------------     ------------
                    Net increase (decrease) in net assets resulting
                    from operations                                                          19,554,723      (4,919,704)
                                                                                           ------------     ------------

Dividends &         Investment income--net:
Distributions to      Common Shares                                                         (7,590,869)      (5,107,217)
Shareholders:         Preferred Shares                                                      (3,022,040)      (1,089,472)
                    Realized gain on investments--net:
                      Common Shares                                                                  --      (1,443,729)
                      Preferred Shares                                                               --        (184,564)
                    In excess of realized gain on investments--net:
                      Common Shares                                                                  --      (1,188,339)
                      Preferred Shares                                                               --        (151,916)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                          (10,612,909)      (9,165,237)
                                                                                           ------------     ------------

Capital Share       Proceeds from issuance of Common Shares resulting
Transactions:       from reorganization                                                      72,664,657               --
                    Proceeds from issuance of Preferred Shares resulting
                    from reorganization                                                      48,000,000               --
                    Value of shares issued to Common Shareholders in
                    reinvestment of dividends and distributions                                      --        1,563,742
                                                                                           ------------     ------------
                    Net increase in net assets derived from capital
                    share transactions                                                      120,664,657        1,563,742
                                                                                           ------------     ------------

Net Assets:         Total increase (decrease) in net assets                                 129,606,471     (12,521,199)
                    Beginning of year                                                       120,245,634      132,766,833
                                                                                           ------------     ------------
                    End of year*                                                           $249,852,105     $120,245,634
                                                                                           ============     ============

                    *Undistributed investment income--net                                  $  1,261,361     $  1,126,658
                                                                                           ============     ============
                    See Notes to Financial Statements.


MuniYield Pennsylvania Insured Fund, October 31, 2000


FINANCIAL HIGHLIGHTS
The following per share data and ratios have been derived
from information provided in the financial statements.
                                                                               For the Year Ended October 31,
                    Increase (Decrease) in Net Asset Value:          2000       1999        1998        1997        1996
Per Share           Net asset value, beginning of year          $   13.62  $   16.01   $   15.86   $   15.32   $   15.36
Operating                                                       ---------  ---------   ---------   ---------   ---------
Performance:        Investment income--net                            .99       1.05        1.12        1.13        1.15
                    Realized and unrealized gain (loss)
                    on investments--net                               .65     (1.87)         .46         .66       (.03)
                                                                ---------  ---------   ---------   ---------   ---------
                    Total from investment operations                 1.64      (.82)        1.58        1.79        1.12
                                                                ---------  ---------   ---------   ---------   ---------
                    Less dividends and distributions
                    to Common Shareholders:
                      Investment income--net                        (.80)      (.87)       (.88)       (.89)       (.91)
                      Realized gain on investments--net                --      (.25)       (.27)       (.09)          --
                      In excess of realized gain on
                    investments--net                                   --      (.20)          --          --          --
                                                                ---------  ---------   ---------   ---------   ---------
                    Total dividends and distributions
                    to Common Shareholders                          (.80)     (1.32)      (1.15)       (.98)       (.91)
                                                                ---------  ---------   ---------   ---------   ---------
                    Effect of Preferred Share activity:
                      Dividends and distributions to
                      Preferred Shareholders:
                        Investment income--net                      (.30)      (.19)       (.18)       (.24)       (.25)
                        Realized gain on investments--net              --      (.03)       (.10)       (.03)          --
                        In excess of realized gain on
                        investments--net                               --      (.03)          --          --          --
                                                                ---------  ---------   ---------   ---------   ---------
                    Total effect of Preferred Share activity        (.30)      (.25)       (.28)       (.27)       (.25)
                                                                ---------  ---------   ---------   ---------   ---------
                    Net asset value, end of year                $   14.16  $   13.62   $   16.01   $   15.86   $   15.32
                                                                =========  =========   =========   =========   =========
                    Market price per share, end of year         $   11.75  $   12.25   $   16.50   $ 14.8125   $  14.125
                                                                =========  =========   =========   =========   =========

Total Investment    Based on market price per share                 2.46%   (18.98%)      19.82%      12.15%       9.48%
Return:*                                                        =========  =========   =========   =========   =========
                    Based on net asset value
                    per share                                      11.06%    (7.16%)       8.58%      10.71%       6.30%
                                                                =========  =========   =========   =========   =========

Ratios Based on     Total expenses, excluding
Average Net         reorganization expenses**                       1.18%      1.15%       1.11%       1.14%       1.13%
Assets of                                                       =========  =========   =========   =========   =========
Common Shares:      Total expenses**                                1.46%      1.15%       1.11%       1.14%       1.13%
                                                                =========  =========   =========   =========   =========
                    Total investment
                    income--net**                                   7.58%      7.00%       7.01%       7.30%       7.43%
                                                                =========  =========   =========   =========   =========
                    Amount of dividends to
                    Preferred Shareholders                          2.21%      1.24%       1.15%       1.52%       1.62%
                                                                =========  =========   =========   =========   =========
                    Investment income--net, to
                    Common Shareholders                             5.37%      5.76%       5.86%       5.78%       5.81%
                                                                =========  =========   =========   =========   =========

Ratios Based on     Total expenses, excluding reorganization
Total Average Net   expenses                                         .76%       .79%        .77%        .79%        .78%
Assets:**++                                                     =========  =========   =========   =========   =========
                    Total expenses                                   .94%       .79%        .77%        .79%        .78%
                                                                =========  =========   =========   =========   =========
                    Total investment income--net                    4.89%      4.82%       4.90%       5.07%       5.14%
                                                                =========  =========   =========   =========   =========

Ratios Based on     Dividends to Preferred Shareholders             4.01%      2.73%       2.62%       3.41%       3.60%
Average Net                                                     =========  =========   =========   =========   =========
Assets of
Preferred Shares:

Supplemental        Net assets, net of Preferred Shares,
Data:               end of year (in thousands)                  $ 161,852  $  80,246   $  92,767   $  91,071   $  88,001
                                                                =========  =========   =========   =========   =========
                    Preferred Shares outstanding,
                    end of year (in thousands)                  $  88,000  $  40,000   $  40,000   $  40,000   $  40,000
                                                                =========  =========   =========   =========   =========
                    Portfolio turnover                             37.77%     53.28%      60.52%      70.14%      75.83%
                                                                =========  =========   =========   =========   =========

Leverage:           Asset coverage per $1,000                   $   2,839  $   3,006   $   3,319   $   3,277   $   3,200
                                                                =========  =========   =========   =========   =========

Dividends Per       Series A--Investment income--net            $     986  $     681   $     655   $     853   $     901
Share On                                                        =========  =========   =========   =========   =========
Preferred Shares    Series B--Investment income--net            $     753         --          --          --          --
Outstanding:++++                                                =========  =========   =========   =========   =========



*Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
**Do not reflect the effect of dividends to Preferred Shareholders.
++Includes Common and Preferred Share average net assets.
++++The Fund's Preferred Shares were issued on November 30, 1992
(Series A) and February 7, 2000 (Series B).

See Notes to Financial Statements.



NOTES TO FINANCIAL STATEMENTS



1. Significant Accounting Policies:
MuniYield Pennsylvania Insured Fund (the "Fund") (formerly MuniYield Pennsylvania Fund) is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund determines and makes available for publication the net asset value of its Common Shares on a weekly basis. The Fund's Common Shares are listed on the New York Stock Exchange under the symbol MPA. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.



MuniYield Pennsylvania Insured Fund, October 31, 2000


NOTES TO FINANCIAL STATEMENTS (concluded)


* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for futures transactions.

(f) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/ tax differences of $8,619 have been reclassified between accumulated net realized capital losses and paid-in capital in excess of par, $3,752 has been reclassified between accumulated net realized capital losses and undistributed net investment income and $388,067 has been reclassified between paid-in capital in excess of par and undistributed net investment income. These reclassifications have no effect on net assets or net asset value per share.


2. Investment Advisory Agreement and Transactions with
Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Shares.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 2000 were $87,678,804 and $73,806,145, respectively.

Net realized losses for the year ended October 31, 2000 and net unrealized gains as of October 31, 2000 were as follows:

                                     Realized     Unrealized
                                      Losses        Gains

Long-term investments          $  (6,361,987)   $  7,531,650
Financial futures contracts         (722,180)             --
                                -------------   ------------
Total                          $  (7,084,167)   $  7,531,650
                                =============   ============

As of October 31, 2000, net unrealized appreciation for Federal income tax purposes aggregated $7,478,023, of which $8,606,408 related to appreciated securities and $1,128,385 related to depreciated securities. The aggregate cost of investments at October 31, 2000 for Federal income tax purposes was $238,948,192.


4. Capital Share Transactions:
The Fund is authorized to issue an unlimited number of shares of beneficial interest, including Preferred Shares, par value $.10 per share, all of which were initially classified as Common Shares. The Board of Trustees is authorized, however, to reclassify any unissued shares of beneficial interest without approval of the holders of Common Shares.

Common Shares
Shares issued and outstanding during the year ended October 31, 2000 increased by 5,542,626 as a result of issuance of Common Shares from reorganization and during the year ended October 31, 1999 increased by 98,662 as a result of dividend reinvestment.

Preferred Shares
Auction Market Preferred Shares ("AMPS") are Preferred Shares of the Fund, with a par value of $.05 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at October 31, 2000 were 4.13% for Series A and 4.13% for Series B.

Shares issued and outstanding during the year ended October 31, 2000 increased by 1,920 as a result of issuance of Preferred Shares from reorganization and during the year ended October 31, 1999 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the year ended
October 31, 2000, Merrill Lynch, Pierce, Fenner & Smith
Incorporated, an affiliate of FAM, earned $114,381 as commissions.


5. Capital Loss Carryforward:
At October 31, 2000, the Fund had a net capital loss carryforward of approximately $16,882,000, of which $1,807,000 expires in 2001, $3,117,000 expires in 2002, $954,000 expires in 2003, $1,637,000 expires in 2006, $1,782,000 expires in 2007 and $7,585,000 expires in 2008. This amount will be available to offset like amounts of any future taxable gains.


6. Acquisition of Other FAM-Managed Investment Companies:
On February 7, 2000, the Fund acquired all of the net assets of MuniHoldings Pennsylvania Insured Fund and MuniVest Pennsylvania Insured Fund pursuant to a plan of reorganization. The acquisition was accomplished by a tax-free exchange of the following capital shares:

                                  Common Shares          AMPS
                                    Exchanged         Exchanged

MuniHoldings Pennsylvania
Insured Fund                        2,170,570            820

MuniVest Pennsylvania Insured
Fund                                4,042,798          1,100

In exchange for these shares, the Fund issued 5,542,626 Common
Shares and 1,920 AMPS Shares. As of that date, net assets of the acquired funds, including unrealized depreciation and accumulated net realized capital losses, were as follows:

                                                     Accumulated
                       Net          Unrealized      Net Realized
                      Assets       Depreciation    Capital Losses
MuniHoldings
Pennsylvania
Insured Fund        $46,498,855    $(4,568,915)     $(1,583,563)

MuniVest
Pennsylvania
Insured Fund        $74,165,802    $(1,690,594)     $(8,094,669)

The aggregate net assets of the Fund immediately after the acquisition amounted to $237,900,779.


7. Subsequent Event:
On November 8, 2000, the Fund's Board of Trustees declared an ordinary income dividend to holders of Common Shares in the amount of $.065389 per share, payable on November 29, 2000 to shareholders of record as of November 20, 2000.


MuniYield Pennsylvania Insured Fund, October 31, 2000


INDEPENDENT AUDITORS' REPORT


The Board of Trustees and Shareholders, MuniYield Pennsylvania
Insured Fund:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of MuniYield Pennsylvania Insured Fund (the "Fund")(formerly MuniYield Pennsylvania Fund) as of October 31, 2000, the related statement of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned at October 31, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MuniYield Pennsylvania Insured Fund as of October 31, 2000, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Princeton, New Jersey
December 1, 2000





IMPORTANT TAX INFORMATION (unaudited)



All of the net investment income distributions paid by MuniYield Pennsylvania Insured Fund during its taxable year ended October 31, 2000 qualify as tax-exempt interest dividends for Federal income tax purposes. Additionally, there were no capital gains distributions paid by the Fund during the year.

Please retain this information for your records.



MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Shares of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the Financial Information included in this report.


OFFICERS AND TRUSTEES


Terry K. Glenn, President and Trustee
M. Colyer Crum, Trustee
Laurie Simon Hodrick, Trustee
Jack B. Sunderland, Trustee
Stephen B. Swensrud, Trustee
J. Thomas Touchton, Trustee
Fred G. Weiss, Trustee
Arthur Zeikel, Trustee
Vincent R. Giordano, Senior Vice President
William R. Bock, Vice President
Kenneth A. Jacob, Vice President
Donald C. Burke, Vice President and Treasurer
Alice A. Pellegrino, Secretary

Custodian
State Street Bank and Trust Company
225 Franklin StreetBoston, MA 02110

Transfer Agents
Common Shares:
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Preferred Shares:
The Bank of New York
100 Church Street
New York, NY 10286

NYSE Symbol
MPA